UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2005


                            BrandPartners Group Inc.
                            ------------------------
               (Exact name of Company as specified in its charter)


          Delaware                         0-16530                 13-3236325
          --------                         -------                 ----------
(State or Other Jurisdiction      (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                           Identification)


                       10 Main Street, Rochester, NH 03839
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (800) 732-3999


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 21, 2005, BrandPartners Group, Inc. hosted a conference call and webcast discussing BrandPartner's financial results for the fourth quarter and year ended December 31, 2004. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits furnished with this report:

      99.1 Transcript of conference call and webcast of BrandPartners Group, Inc. held March 21, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005

                                           BrandPartners Group, Inc.
                                           (Registrant)


                                           /s/ James F. Brooks
                                           -------------------------------------
                                           James F. Brooks
                                           Chief Executive Officer and President